THE

                                   PARK AVENUE

                                    PORTFOLIO

                         Supplement dated July 15, 1999
                         to Prospectus dated May 1, 1999

      This Supplement should be retained with the Prospectus for future reference.

      The following replaces certain information contained in the Example on page 9 of The Park Avenue Portfolio prospectus for The Guardian Park Avenue Small Cap Fund.

If you sold all of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                      1 year     3 years     5 years    10 years
--------------------------------------------------------------------------------
Class A shares                        $  578      $  849      $1,141      $1,969
--------------------------------------------------------------------------------

The following replaces the table of "Annual fees and expenses deducted from the Fund's assets" on page 13 of The Park Avenue Portfolio prospectus for The Guardian Asset Allocation Fund:

Annual fees and expenses deducted from the Fund's assets
(as a percentage of average net assets)

                            Management      Distribution      Other
Share class                       fees(1)   (12b-1) fees   expenses(2)     Total
--------------------------------------------------------------------------------
Class A shares                    0.65%            0.00%       0.39%       1.04%
--------------------------------------------------------------------------------
Class B shares                    0.65%            0.75%       0.39%       1.79%
--------------------------------------------------------------------------------
Institutional Class shares        0.65%            0.00%       0.14%       0.79%
--------------------------------------------------------------------------------

NOTES

(1) The fees and expenses shown for the Asset Allocation Fund do not reflect management fee waivers by GISC that reduce the effective annual rate of management fees to 0.50%

(2) Includes Administrative Service Fee of 0.25% for Class A and Class B shares.

The following replaces the Example on page 13 of The Park Avenue Portfolio prospectus for The Guardian Asset Allocation Fund:

EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000 at the start of the periods shown

o the Fund invests 60% of its assets in equities, 40% of its assets in debt and zero in cash throughout the periods shown

o     your investment has a 5% return each year

o     the Fund's operating expenses do not change.

The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.

Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

If you sold all of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                      1 year     3 years     5 years    10 years
--------------------------------------------------------------------------------
Class A shares                        $  551      $  766      $  998      $1,664
--------------------------------------------------------------------------------
Class B shares                        $  482      $  763      $1,070      $1,908
--------------------------------------------------------------------------------
Institutional Class shares            $   81      $  252      $  439      $  978
--------------------------------------------------------------------------------

If you did not sell any of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                      1 year     3 years     5 years    10 years
--------------------------------------------------------------------------------
Class A shares                        $  551      $  766      $  998      $1,664
--------------------------------------------------------------------------------
Class B shares                        $  182      $  563      $  970      $1,908
--------------------------------------------------------------------------------
Institutional Class shares            $   81      $  252      $  439      $  978
--------------------------------------------------------------------------------

The following replaces certain information contained in the Example on page 18 of The Park Avenue Portfolio prospectus for The Guardian Baillie Gifford International Fund:

If you sold all of your shares at the end of the periods shown, the costs of investing in the Fund would be:

                                      1 year     3 years     5 years    10 years
--------------------------------------------------------------------------------
Institutional Class shares            $  133      $  415      $  718      $1,579
--------------------------------------------------------------------------------

The following replaces the table of "Annual fees and expenses deducted from the Fund's assets" on page 38 of The Park Avenue Portfolio prospectus for The Guardian Cash Management Fund:

Annual fees and expenses deducted from the Fund's assets(1)
(as a percentage of average net assets)

                            Management      Distribution      Other
                                  fees      (12b-1) fees   expenses(2)     Total
--------------------------------------------------------------------------------
Class A shares                   0.50%             0.00%       0.54%       1.04%
--------------------------------------------------------------------------------
Class B shares                   0.50%             0.75%       0.57%       1.82%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES

(1) The fees and expenses in the table do not reflect GISC's assumption of ordinary operating expenses that exceed 0.85% of the average daily net assets of the Fund for both classes of shares.

(2) Includes Administrative Service Fee of 0.25% for Class A and Class B shares.

The following replaces the paragraph entitled Small Cap Fund under the section "Portfolio Managers" on page 52 of the prospectus:

Larry A. Luxenberg and Catherine McRae are co-managers of The Guardian Park Avenue Small Cap Fund. Larry A. Luxenberg, who oversees the Fund's management, has managed or co-managed this Fund since its inception in May 1997. He also co-manages The Guardian Park Avenue Fund. Mr. Luxenberg, Vice President, Equity Securities, has been with Guardian Life for the past 15 years.

Catherine McRae, who has primary responsibility for the day-to-day operations of the Fund, has been an equity analyst with Guardian Life since May 1998. From 1992 to 1994 she was a senior equity analyst and managing director at ING Baring Furman Selz. Prior to that, she worked 11 years as an equity analyst and 6 years in corporate finance for various companies.

Allen Klee and Daniel Breslin round out the Small Cap Fund management team. Allen Klee has been Director, Equity Securities, Investments, for Guardian Life since August 1998. From June 1995 until August 1998 he was Director, Fixed Income Credit Analysis, Investments. He began working for Guardian Life in 1993 as a Senior Credit Analyst, Investments. Daniel Breslin has been an Equity Analyst for Guardian Life since 1996. Prior to that he was a quantitative analyst for Guardian Life beginning in September 1993.